PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  SEPTEMBER 30, 2011

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Quarterly Report • Q3 2011

November 4, 2011

Dear Shareholder:

Enclosed you will find the quarterly reports for all six Parnassus Funds. This has not been a good quarter for our funds as all the equity funds lost money. The Fixed-Income Fund eked out a gain because of the strong bond market.

The difficult economy and international uncertainty conspired to drive down stock prices. There were a couple of bright spots during the quarter, as the Equity Income Fund beat both of its benchmarks and the Mid-Cap Fund beat one benchmark and was just a hair below the other. I’ll let you read all the details in the reports that follow. Despite the poor quarter, the funds have solid long-term records.

I am pleased to announce that we have hired a new senior analyst in our research department. Romahlo Wilson is a graduate of Stanford University and holds an MBA from The Wharton School, University of Pennsylvania. His previous experience includes working as senior associate at Houlihan Lokey, an investment banking firm, and as a consultant at Cleantech Approach, where he advised businesses and municipalities on energy efficiency and renewable energy. Rom interned with us earlier this year and did such a good job that we hired him on a permanent basis. We’re happy to have him as a member of the Parnassus team.

Yours truly,

Jerome L. Dodson, President

Parnassus Investments

Quarterly Report • Q3 2011	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: PARNX

As of September 30, 2011, the net asset value per share (“NAV”) of the Parnassus Fund was $32.78, resulting in a loss of 19.38% for the third quarter. This compares to a loss of 13.87% for the S&P 500 Index (“S&P 500”) and a loss of 16.94% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the year-to-date, the Fund is down 19.04%, compared to a loss of 8.69% for the S&P 500 and a loss of 12.04% for the Lipper average.

These returns are very disappointing, especially considering how well we’ve done over the last five years. In my view, though, these losses are quotational, and investors with a long-term approach should not lose capital. Our investment objective has not changed, and we’re picking stocks the same way we always have. What’s happening is that investors have been selling off many of our stocks at prices that I think are far below their intrinsic value, and these low quotes make our performance look bad. At some point, I think that investors will recognize the value of the stocks in our portfolio, and prices of those shares should rise.

The stock market as a whole has been very discouraging this year, and investors have been emotionally affected by the sell-off. This has led to panic-selling, which frightens even more people into selling, bringing down stock quotes even further. Unfortunately, emotion often makes people do foolish things – like selling stock at ridiculously low prices. The great investor, Warren Buffett, once said that you don’t have to be brilliant to be a good investor, but you do have to have the right

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 9/30/2011

Parnassus Fund	-9.62	0.87	0.55	1.24	0.97	0.97

S&P 500 Index	1.13	1.23	-1.18	2.81	NA	NA

Lipper Multi-Cap Core Average	-2.40	1.13	-1.36	3.57	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

temperament. What he meant was that you have to resist the urge to sell when stocks are falling sharply. That’s the time to buy.

Human nature is such that people get scared when the market takes a tumble. They sell their stock at the wrong time, and this causes shares to fall even further. That’s what is happening right now. I’ve noticed that in the last few months, many of our investors have been redeeming their shares, whereas in 2009 and 2010, we had a lot of money coming into the Fund. I feel bad that they are taking their money out of the Fund at just the wrong time, but quite often, emotions outweigh rational thought.

To the left is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods.

Company Analysis

The stock that hurt us the most was homebuilder PulteGroup, which lost 48.4% during the quarter, collapsing from $7.66 to $3.95 for a staggering 84¢ loss for each fund share. As most of you know, we’ve been investing in homebuilder stocks since late 2007. At first, the strategy worked well with these stocks rising a lot in 2009 and early 2010, and making a substantial contribution to the NAV. Unfortunately, they’ve been a big disappointment since late 2010.

In previous housing recessions, homebuilding stocks made big gains about two years after their stocks suffered deep losses, as housing led the

PARNASSUS FUNDS	Quarterly Report • Q3 2011

economy out of the recession. The housing market did not have to come back completely for stocks to move much higher, but only had to turn up a bit, as investors bought homebuilding stocks in anticipation of a stronger housing market ahead. This pattern repeated itself in 2009 and early 2010 with the shares moving higher. My view was that the housing market would be much stronger sometime in 2010 at the latest. Unfortunately, I did not sell the shares at that point, since I expected them to move even higher, as the economy made a strong recovery.

As we all know now, the economy has not made a strong recovery, and the housing market has kept getting weaker. It may have hit bottom now, but no one knows for sure. Job growth has been weak and people without jobs don’t buy houses. Even people with jobs are reluctant to buy homes if their neighbor is out of work. The irony here is that houses are very affordable with prices dropping around 32% nationwide from their peak, according to Case-Shiller, and interest rates are at post-World War II lows.

I’ve thought a lot about what to do with our housing stocks, and I’ve decided to hang onto what we have, but not to buy any more despite stock prices that seem to be at rock bottom. I’m no longer confident that the housing market or the economy will make a strong recovery any time soon. The economy and the housing market will come back, just as they always have, but it’s hard to determine when that will happen. The time to recovery could be measured in years instead of months.

The stock of Ciena Corporation sank 39.1% from $18.38 to $11.20 for a loss of 78¢ for each Parnassus Fund share. The company makes optical equipment used in telecommunications, and the stock dropped after the company reported disappointing sales, particularly from Europe and the Middle East. Investors are concerned that carriers will not be investing as much in optical equipment as anticipated. We’re holding the stock and adding to our position, because we think it is undervalued. Part of the decline was due to weak revenue forecasts, but much of the drop was not based on fundamental factors, but on the general market sell-off and the weak economy. Ciena has excellent products and appears to be gaining market share in the optical equipment market.

Oil- and gas-producer W&T Offshore saw its stock fall 47.3% from $26.12 to $13.76 while slicing 71¢ off the NAV. Crude oil prices dropped sharply during the quarter from $95 to $79 a barrel and the company’s drilling costs have not dropped as much as the price of crude oil. We’re holding the stock since we expect oil prices to rise again and drilling prices to drop.

Technology-giant Hewlett-Packard’s stock fell 38.3% from $36.40 to $22.45, chopping 71¢ off the NAV. Operating results were good for the company as both revenue and earnings beat analyst expectations. What torpedoed the stock were not the fundamentals, but intrigue in the boardroom and weak performance in the CEO suite.

The decline of HP over the past decade has been a deep disappointment for me. Fifteen years ago, the company was a great place to work, one of the most admired corporations in the country and an example of how innovation could produce great products. The company still has some great products and most of its employees are capable, dedicated and hard-working. The problem has not been with the workers of HP, but rather with the board and the CEO. For years now, the directors have been feuding and spying on one another, and they’ve made a series of terrible decisions. The trouble began about 12 years ago, when the board departed from the company’s tradition of promoting from within for the CEO job, and passed over company veteran Ann Livermore to hire Carly Fiorina, a vice president at Lucent. Fiorina made an ill-advised move to buy Compaq Computer for $25 billion dollars. The move divided shareholders, caused dissension within the company and resulted in Walter Hewlett, son of a company founder, leading a shareholder revolt that lost by a small margin. Hewlett left the board soon after the fight. In an ironic footnote, the board recently revealed plans to divest the personal computer business because of low profitability.

The company made something of a comeback when the board hired Mark Hurd in 2005 to replace Carly Fiorina. Hurd succeeded in getting

Parnassus Fund Sector Weightings as of September 30, 2011 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2011	PARNASSUS FUNDS

the company back on track, as its operations improved along with earnings. In a move that was inconceivable to me, the board fired Hurd in 2010, and hired Leo Apotheker, who had very little experience in the industry and had been terminated after only ten months as CEO of software maker SAP. Apotheker made a series of bad decisions including announcing the sale of the PC business before there had been a thorough review. There was also a deal to buy software-company Autonomy for the incredible price of $10.3 billion and a move to shut down HP’s webOS tablet division. The board soon realized its mistake and fired Apotheker after less than a year in office.

Its next decision was to hire Meg Whitman, former CEO of eBay, to replace Apotheker without doing a thorough search to find other candidates. Although Whitman had some success at eBay, her record there was mixed. She had no experience with a company as big as Hewlett-Packard and no history with a company that had a large hardware, software and services business.

Given this strange history, you may be wondering why I’m still holding onto the stock. There are two reasons. First, it’s incredibly cheap at only five times earnings. Second, the company provides some great products and services, and it has a talented and dedicated workforce that deserves better corporate governance from the board of directors.

Despite the downward movement in most of our stocks, there was one that made a substantial contribution to the NAV. MasterCard, the big debit- and credit-card processor, added 13¢ to each fund share, as the stock climbed 5.3% from $301 to $317 during the quarter. The stock moved higher in August after the company reported excellent quarterly financial results, including higher purchase volume and transaction growth with international transactions especially strong. The stock’s rally continued, when management affirmed its long-term performance targets and reported gains in market share at the expense of Visa.

Outlook and Strategy

This section represents my thoughts and applies to the three funds that I manage: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers will discuss their thoughts in their respective reports.

This year, the funds that I manage have not done very well, and that’s the first time that has happened in a long time. The market has dropped quite a bit, but our funds have dropped even more. Our approach is still the same, but our stocks are currently even more out of favor than the market as a whole. Investors have been selling off the stocks in our portfolios, so that now most of them are priced far below their intrinsic values. Given this situation, our strategy is to change nothing. We’ll hang onto the stocks we have. There will be some fine-tuning, such as selling stocks that have higher valuations and buying others that have lower valuations, but there won’t be any wholesale changes.

This has happened to us before, with investors selling off our stocks at very low prices. What we found was that the best strategy was just to hold what we already own if they were good companies. At some point, the market will recognize the value in our securities and they will appreciate. Unfortunately, we don’t know when that will happen.

That’s the strategy part of this report. How about the outlook?

As most of you know, I tend to be an optimist. Right now, though, I can’t find much to be optimistic about. We’ve been out of the recession for two years now, but the recovery has been very weak. Normally, when the economy comes out of a deep recession such as the one we had in 2008, the recovery is very strong, with housing and new job creation leading the economy higher.

This time, both housing and job creation are very weak. Of course, one affects the other. People without jobs don’t buy houses, and if there are not many houses being constructed, there are fewer jobs around. We seem to be caught in a vicious circle.

The irony here is that corporations have a lot of cash on their balance sheets, but they aren’t willing to use that cash to invest and create new jobs. They’re concerned about the demand for their products and services, and without demand, there’s no reason to invest. Another irony here is that housing is more affordable than at any time in recent memory. Housing prices are cheap and interest rates are low. It’s a great time to buy, but people just aren’t buying.

PARNASSUS FUNDS	Quarterly Report • Q3 2011

Also casting a pall over economic activity is the situation in Europe. Their banks are not well capitalized, and some governments have spent so much and borrowed so much, that they’re financially very shaky. No one wants to lend them any more money. If governments default on their bonds, this will affect the banks, since they hold a lot of debt issued by European governments. If Europe were to go into another deep recession, this would definitely have a very negative effect on the American economy. It seems that the American stock market is trading off the debt situation in Europe. Our stock market drops when it looks as if the Europeans will default, then it moves sharply higher when it appears that their financial problems will be resolved.

The Greek economy is a small one, and it shouldn’t have much effect on the rest of the world. Somehow though, headlines from Greece are driving our stock market. For decades, the Greek government has spent far more than it took in as revenue, and tax-evasion is a national sport. The government has hired far more civil servants than it needs or can afford. It’s clear that Greece has to raise taxes and reduce government spending, which means reducing its number of government workers and cutting pensions. This seems like a common-sense approach, but when the Greek prime minister announced this policy, it resulted in public worker strikes and violent protests. It’s as if a big part of the Greek population has an economic death wish. Because of Greece’s small size, all this should not affect the overall European or North American economy. Nevertheless, it unnerves investors.

At some point, though, our economy will get better. It always has and it will again. Some economic activity will provide a catalyst for the broader economy. With housing now so affordable, people might start buying homes again, since the population is growing faster than houses are being constructed. This would lead to more jobs in construction, home furnishings and general retail. A vicious circle would turn into a virtuous circle. Another possibility would be for corporations to invest some of the cash on their balance sheets to hire more people and invest more. This would also stimulate economic activity and start the virtuous circle.

Eventually, this will happen, but right now, there are no signs on the economic horizon of something that will jump-start the economy. Both the Obama administration and the Federal Reserve have tried to stimulate the economy, but thus far, their efforts have fallen short. I think both entities are doing the right thing, and it’s a mystery why the economy hasn’t responded.

In the meantime, there’s nothing we can do as investors except wait. We have good companies in the portfolios of our funds, and they will do well when the economy recovers, but there’s no way of telling when that will happen.

The only consolation in our current situation is that stocks are very cheap. At quarter’s end, the S&P 500 traded at just 10.6 times consensus earnings estimates for the next twelve months. This is well below the fifteen-year average of 17.0 times, and close to the low of 8.9 times reached during the market sell-off in late 2008. When stocks are this cheap, it is possible that we could have a rally.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Quarterly Report • Q3 2011	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of September 30, 2011, the NAV of the Parnassus Equity Income Fund-Investor Shares was $24.23, resulting in a loss of 11.06% for the third quarter (including dividends). This compares to a loss of 13.87% for the S&P 500 Index (“S&P 500”) and a decline of 13.41% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”).

For the first nine months of 2011, the Fund fell 7.10% versus losses of 8.69% for the S&P 500 and 7.94% for the Lipper average. I don’t like to lose money, but I’m pleased that the Fund outperformed its peers during a tough quarter and year-to-date period. In addition, our long-term record remains outstanding. Our three-, five- and ten-year annualized returns beat the S&P 500 and Lipper average for every period.

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 9/30/2011

Parnassus Equity Income Fund Investor Shares	0.34	1.73	3.55	6.19	0.99	0.99

Parnassus Equity Income Fund Institutional Shares	0.58	1.96	3.78	6.32	0.75	0.75

S&P 500 Index	1.13	1.23	-1.18	2.81	NA	NA

Lipper Equity Income Fund Average	0.56	1.45	-0.48	3.94	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 4.10%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.77% of net assets, exclusive of acquired fund fees, through May 1, 2012 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average for the one-, three-, five- and ten-year periods.

Third Quarter Review

The S&P 500 plunged 13.9% during the third quarter, as concerns about the European debt crisis and a slowing global economy slammed stock prices. These factors especially hurt stocks in the index’s financial and industrial sectors, which fell on average 22.0% and 21.0%, respectively. Fortunately, the Fund’s underweight position in financials, as compared to the index, added 25 basis points (one basis point equals 0.01%) to our return versus the benchmark, and our excellent stock picking in industrials contributed 136 basis points relative to the index.

The biggest contributor to our outperformance in industrials was Waste Management, which also happens to be the largest holding in the portfolio. My conviction in this investment increased this past month after I visited the company’s impressive waste-to-energy operation in Altamont Pass, California. In this facility, Waste Management turns landfill gas into electricity and transportation fuel for specially-designed waste collection vehicles. Parnassus Director of Research, Ben Allen, has done outstanding work monitoring our Waste Management investment.

The Fund had two additional portfolio allocations that meaningfully boosted our outperformance. We had an average cash position of 8.7% during the quarter, which cushioned our loss by 113 basis points versus the S&P 500. This abnormally high cash balance resulted from sales during the quarter of a broad range of stocks, mostly in the financials, technology and energy sectors.

PARNASSUS FUNDS	Quarterly Report • Q3 2011

The final driver of our third quarter performance was the Fund’s consumer discretionary stocks, which cushioned our loss by 62 basis points versus the S&P 500. Our investments in this sector, which consist of Nike and Target, fell only 0.5% in aggregate, well below the 12.8% loss for the average consumer stock in the index. Parnassus Mid-Cap Fund portfolio manager and senior analyst Matt Gershuny has done an outstanding job executing our Target investment process.

Company Analysis

Four stocks reduced the NAV by at least 20¢ each. Technology titan Hewlett-Packard (HP) fell 38.3% during the third quarter from $36.40 to $22.45 and trimmed 30¢ off the Fund’s NAV. Amazingly, this stock is down 46.7% for the year, despite the fact that expectations for HP’s 2011 earnings haven’t changed much since the beginning of the year.

Unfortunately, management missteps and concerns about HP’s long-term business prospects have reduced the price-to-earnings ratio to a historic low of five times this year’s expected earnings. Most of the damage was done on August 18th, when the stock plunged 20% due to three significant issues.

First, HP announced its intent to pay $10.3 billion, or over 10 times sales, for British software maker Autonomy. To highlight how rich this valuation is, consider that HP was trading at 0.5 times sales just before announcing the deal. This huge price tag raised concerns that HP management, led by then CEO Leo Apotheker, was destroying shareholder value. It also called into question Mr. Apotheker’s credibility, since he publicly stated in June that he would not make a large acquisition in the near future. The second piece of bad news was that HP abandoned its long-term earnings guidance of $7 per share. The third announcement was of a “potential spin off” of HP’s struggling PC business. Management’s lack of clarity regarding the timing and rationale for this major corporate action put the PC franchise at risk of share loss and further value erosion.

Despite these serious concerns, I bought more HP stock after it dropped, because the stock price decline was too extreme. I still think the company has compelling products, especially in its server and storage units, and its printing business generates profitable, recurring revenue. While I acknowledge that the PC business is struggling, I’m not overly concerned, because it represents only 15% of HP’s earnings. And even though I don’t like the deal’s price, the Autonomy acquisition should greatly improve the company’s software and cloud computing offerings. Finally, in late September, the Board decided to replace Leo Apotheker with Meg Whitman, the former eBay chief executive. Ms. Whitman has a history of creating value for shareholders, and represents an upgrade from her predecessor.

Oil and gas companies Energen and Plains Exploration and Production reduced the NAV by 28¢ and 24¢, respectively. Energen’s stock fell 27.6% to $40.89 from $56.50, while Plains’ shares declined 40.4% to $22.71 from $38.12. These shares fell because oil prices plunged during the third quarter due to concerns about weakening demand for the commodity. Energen’s stock fell less than Plains, because it has a small natural gas utility operation, whose results aren’t impacted by oil prices. In addition, Energen has contracts in place to sell a portion of its 2012-2014 oil and gas production at fixed prices, so it’s not as affected by short-term moves in commodity prices.

Financial services company SEI Investments fell 31.7% during the quarter from $22.51 to $15.38 and reduced the Fund’s NAV by 21¢. Since SEI earns money based on clients’ assets under management, the stock market’s decline during the quarter reduced the company’s expected earnings, and the stock went down as a result.

Two companies helped the Fund’s NAV. Google, the world’s leading Internet search business, rose 1.6% from $506 to $514 and added 8¢ to the NAV. We sold some of our position during the quarter at an average price just under $600, which contributed a significant portion of our gain. The stock went up because Google reported strong quarterly results, highlighted by 32% annual growth in sales. Unfortunately, the stock retreated from its quarterly high when Google announced its intent on August 15 to buy Motorola Mobility for $12.5 billion. While Google is paying a high price for Motorola Mobility, the deal will significantly strengthen the company’s patent portfolio that supports its mobile business.

Parnassus Equity Income Fund Sector Weightings as of September 30, 2011 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2011	PARNASSUS FUNDS

The second winner was MasterCard, which rose 5.3% to $317 from $301 per share and added 6¢ to the NAV. In early August, the company announced annual revenues and earnings growth of 22% and 36%, respectively. The company’s payment processing platform continues to expand across the globe, so I think there’s plenty more growth ahead for this company.

Outlook and Strategy

The global economy weakened again this quarter, and the possibility of a recession in the U.S. increased. The key issue is that the global deleveraging process, which began in the wake of the 2008 financial crisis, may take several more years to complete. While this process plays out, a significant amount of money that would otherwise contribute to economic growth instead goes to pay down debt and absorb losses from defaulting borrowers.

The area I’m most concerned about is Europe, where Greece may soon default on its sovereign debts, and other economies such as Portugal, Italy and Spain are also showing signs of weakness. The risk is that these sovereign debt crises could push large European banks into insolvency, because they lent large sums to these countries. Not only would a European banking crisis necessitate an enormous bailout, but it would also put a damper on business investment, which depends in large part on bank financing. Since many American companies do business in Europe, these problems across the Atlantic could eventually affect our economy.

Moving to Asia, I’m increasingly concerned that China may experience a significant slowdown in growth. I continue to read reports that China’s real estate market is beginning to soften, bad loans are on the rise and questionable accounting standards are hurting confidence. Slower growth in China has negative implications for the U.S. economy, because China is an important trading partner for us.

Returning home, despite record deficit spending and low interest rates, the U.S. economic recovery that began in 2009 appears to be weakening. Unfortunately, I don’t think that the Federal Reserve’s low interest rate strategy or President Obama’s job plan will help spur growth enough to make a meaningful drop in the 9.1% unemployment rate. History shows that when economies experience financial shocks and then enter a period of deleveraging, the process takes many years to play out. This means that short-term fixes probably won’t work, despite the best intentions of our representatives in Washington.

Notwithstanding my pessimism regarding the global economy’s near-term prospects, I’m optimistic that eventually we’ll regain our footing and start to grow again. I’m excited about the 41 companies that are in the portfolio. These businesses should thrive in a wide range of potential economic outcomes. One of the strengths of our relatively concentrated approach is that even when the economic outlook is gloomy, there are still enough companies for me to build a high conviction portfolio.

As noted above, I reduced the Fund’s exposure in financial, technology and energy stocks. In contrast, I added to our exposure in economically-resistant healthcare companies with strong competitive advantages, such as Gilead Sciences, Abbott Labs, Novartis and Patterson Companies. These companies should grow earnings over the next several years even if the economy stays weak. They are also trading at attractive valuations.

We own a high quality portfolio of stocks that reflect our time-tested investment approach. Our process has generated strong long-term returns and I’m confident that it will continue to do so. Thank you for your trust and investment in the Parnassus Equity Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2011

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of September 30, 2011, the NAV of the Parnassus Mid-Cap Fund was $16.72, resulting in a loss of 17.31% for the third quarter. This compares to a loss of 18.90% for the Russell Midcap Index (the “Russell”) and a loss of 16.94% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (the “Lipper average”). Although we had a large loss for the quarter and fell slightly behind the Lipper average, we’re pleased that we outperformed the Russell.

For the first nine months of 2011, the Fund is down 8.38% versus a loss of 12.34% for the Russell and a loss of 12.04% for the Lipper average. We’re proud that the Fund has so handily outperformed both its benchmarks year-to-date.

The Fund’s long-term performance remains outstanding. Since we began managing the Fund three years ago, the annualized return is 4.93%, better than the Russell’s 3.96% return and the Lipper average’s 1.13% return. The Fund’s five-year annualized return is also well ahead of both indices.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on April 29, 2005	Gross Expense Ratio	Net Expense Ratio
for periods ended 9/30/2011

Parnassus Mid-Cap Fund	1.63	4.93	2.22	3.83	1.46	1.20

Russell Midcap Index	-0.88	3.96	0.56	3.97	NA	NA

Lipper Multi-Cap Core Average	-2.40	1.13	-1.36	1.82	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a share holder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

Major indices were flat for most of June, but dropped sharply in July and August. The market fell as the long-running European financial crisis entered a new phase. The concern now is that debt defaults and poor coordination among European leaders could provoke bank failures and even cause some countries to abandon the euro. In the U.S., a lack of job creation, the stalled housing market and weak manufacturing trends weighed on economic growth. Making matters worse, political gridlock over raising the debt ceiling caused the first-ever downgrade of U.S. sovereign debt by a credit agency.

The Russell was not immune to the greater markets’ downturn and plunged 18.90% during the quarter, more than erasing the 8.08% gain made in the first half of the year. In the trailing twelve-months, the Russell is now down 0.88%, but it is still up 104.18% from its low on March 9, 2009.

The Fund provided downside protection in the quarter, losing 17.31% compared to 18.90% for the Russell. The Fund beat the Russell this quarter because of its relatively high exposure to larger stocks, which went down less than smaller stocks within the mid-cap universe. The Fund was also overweighted, in comparison to the index, in companies with higher returns on equity (ROE), an indication of profitability and efficiency. Since these companies did better than companies with lower ROEs during the quarter, this factor helped our performance.

Quarterly Report • Q3 2011	PARNASSUS FUNDS

On a sector basis, we lost ground in the quarter due to the Fund being overweighted relative to the index in the energy and industrial sectors, two of the index’s worst performing groups. The Fund’s underweighted positions in financial and materials issues, relative to the index, were the most positive allocation decisions for the quarter.

Company Analysis

The Fund’s performance was primarily affected by stock selection, as opposed to sector allocation. Poor stock selection in the energy and financial sectors hurt the Fund the most, while good stock picking in the industrial and information technology sectors helped us. The five stocks that reduced the Fund’s NAV are written up below. We had only one stock that made a substantial positive contribution to the Fund’s performance during the period.

First Horizon, a Tennessee-based bank, hurt the Fund the most, slicing 27¢ off the NAV, as its stock sank 37.5% from $9.54 to $5.96. Investors are concerned about the bank’s exposure to troubled mortgages and home equity loans. While we expect First Horizon to incur losses, we believe that the amount will be manageable, and that the market has over-reacted, especially given the company’s well-capitalized balance sheet and core earnings power. We also like the stock because the shares are trading at bargain-basement prices.

Shares of SEI Investments, the investment technology solutions provider and asset manager, plunged 31.7%, sinking from $22.51 to $15.38, while reducing the Fund’s NAV by 26¢. The company makes most of its revenue on fees earned from assets under administration and management, so the stock went down this quarter with the falling equity markets. Profitability has also been under pressure as sales cycles have lengthened due to economic uncertainty, and heavy investment continues in the recently launched service offering, the Global Wealth Platform.

Oil- and gas-producer Plains Exploration & Production plummeted 40.4%, from $38.12 to $22.71, decreasing each Fund share by 22¢. Oil prices fell to the lowest level of the year this past quarter, moving from $95 per barrel to $79 per barrel, which reduced Plains’ profits.

Shares of Valeant Pharmaceuticals, a developer and marketer of specialty pharmaceutical and branded generic drugs, cost the Fund 17¢, as its stock fell 28.6% from $51.96 to $37.12. The shares dropped after the company reported weaker-than-expected financial projections, including slow growth in its U.S. neurology business. We still like this well-managed company given its fast growing, overseas generics business and its role as a profitable acquirer in a fragmented space.

Insperity, a provider of services that help small businesses manage their employees, cost the Fund 17¢ as its stock dropped 24.9% from $29.61 to $22.25. Insperity makes money when more businesses sign up for its human resources services, so the stock went down during the quarter as investors anticipated rising unemployment. The company is also undergoing an expensive marketing and rebranding campaign, which has been a drag on profitability.

Our only material winner for the period was consumer products company WD-40, which added 3¢ to the Fund’s NAV, after the stock shot up 9.1% from $39.04 to $42.59. WD-40 uses petroleum to make its products, so the stock moved higher early in the quarter when oil prices plunged. We sold the stock into this strength, believing that lower input costs wouldn’t make up for slumping sales due to the soft economic environment.

Outlook and Strategy

The various growth policies enacted since the 2008 financial crisis haven’t been able to offset the weaknesses in our economy. Unemployment remains high, as do debt burdens for government entities and consumers. Furthermore, the ugly discord in Washington

Parnassus Mid-Cap Fund Sector Weightings as of September 30, 2011 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2011

and a split government means that additional, meaningful Federal stimulus is unlikely. At the same time, the Federal Reserve is running out of options to boost growth, as is indicated by its latest plan, Operation Twist, which we doubt will have much of an impact on economic activity. Additional negative factors informing our outlook are the ongoing European sovereign debt crisis and hints of potential debt problems in China.

Since our investment decisions are company-specific, this outlook is only important to us, when we consider companies that are especially sensitive to macro factors. Two sectors that contain highly economically-sensitive companies are consumer discretionary and financials. Not surprisingly, given our rather gloomy outlook, the portfolio is significantly underweight relative to the Russell in both these sectors.

Conversely, our key overweight sectors are industrials and information technology, where we’ve identified businesses that should perform well even if the economy slows down. Our industrial exposure is composed mostly of service providers, like Waste Management and Verisk, with high degrees of recurring revenue and strong competitive positions. These same positive factors characterize two of our largest information technology holdings, Paychex and Fiserv.

Regardless of the environment, our core strategy is to execute our fundamental process for stock selection. This leads us to invest in attractively valued companies with secular growth opportunities, durable competitive advantages and quality leadership teams. We think this approach will lead to downside protection in declining markets, upside participation in rising markets and long-term outperformance.

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Benjamin E. Allen	Lori A. Keith
Portfolio Manager	Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2011	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of September 30, 2011, the NAV of the Parnassus Small-Cap Fund was $18.79, resulting in a loss of 23.12% for the third quarter. By comparison, the Russell 2000 Index of smaller companies (“Russell 2000”) had a loss of 21.87% and the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper average”), had a loss of 21.33%. For the year-to-date, the Small-Cap Fund is down 21.54%, compared to a loss of 17.02% for the Russell 2000 and a loss of 16.13% for the Lipper average.

The Fund’s performance for this year looks terrible, but our longer-term performance still looks pretty good. Below is a table comparing the performance of the Small-Cap Fund with that of the Russell 2000 and the Lipper average for the one-, three- and five-year periods and the period since inception. As you can see from the table, we’re behind for the one-year period, but we’re well ahead of both our benchmarks for the three- and five-year periods and the period since inception.

One reason our performance looks so bad this year is that many of our stocks have been hit by panic-selling amidst the sharp downdraft of the stock market. We think that many of these quoted prices are far below the stocks’ intrinsic value, and when reason prevails once again, the quotes will be substantially higher. We have not changed our investment objective and we’re picking stocks the same way we’ve always done for the Small-Cap Fund, and we think there’s a lot of intrinsic value in our portfolio.

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
for periods ended 9/30/2011

Parnassus Small-Cap Fund	-8.17	3.54	3.34	5.54	1.30	1.20

Russell 2000 Index	-3.53	-0.37	-1.02	3.01	NA	NA

Lipper Small-Cap Core Average	-2.88	0.97	-0.75	2.87	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

Company Analysis

Five stocks reduced the value of each fund share by 29¢ or more during the quarter, with no company making a substantial positive contribution. The one that hurt us the most was Quicksilver Resources, a natural gas-producer. The stock sank 48.6% during the quarter from $14.76 to $7.58 for a loss of 38¢ for each fund share. Natural gas prices dropped 15% during the quarter from $4.33 to $3.67 per million British thermal units, and this hurt the stock, but the stock sank even further when the company announced plans to spend more on drilling programs without any indication that production would be higher. Despite the bad news, we’re holding the stock because the price is so low, and we expect that Quicksilver will be able to increase production and revenue over the next few years.

Oil- and gas-producer W&T Offshore saw its stock fall 47.3% from $26.12 to $13.76, while cutting 33¢ off the NAV. Crude oil prices dropped sharply during the quarter from $95 to $79 a barrel, and the company’s drilling costs have not dropped as much as the price of crude oil. We’re holding the stock, since we expect oil prices to rise again and drilling costs to drop.

Homebuilder PulteGroup dropped 48.4% during the quarter from $7.66 to $3.95, chopping 33¢ off the NAV. See the discussion on PulteGroup in the Parnassus Fund section to get my views on the stock.

PARNASSUS FUNDS	Quarterly Report • Q3 2011

Brocade Communications, a provider of storage and networking equipment, sliced 31¢ off each fund share, as its stock fell 33.1% from $6.46 to $4.32. The company announced quarterly results that were below its previous guidance. Brocade’s financial results have been inconsistent since it acquired Foundry Networks in 2008, but we think execution will improve over time. The company has the leading market share in fiber channel for the data center and a strong product platform in the growing networking equipment space.

First Horizon, a Tennessee-based bank, cut 29¢ off each fund share, as its stock sank 37.5% from $9.54 to $5.96. Investors are concerned about the bank’s exposure to mortgages and home equity loans in the national market. Early in the last decade, the bank had a disastrous foray into the national lending market, and the stock is still suffering the consequences. We think the bank can handle any additional losses it may incur, because of its strong balance sheet and earning power. First Horizon has now pulled back to its base in Tennessee, where it has profitable, well-managed operations. Selling at only 75% of tangible book value, the stock is on the bargain table.

There were no stocks that made a substantial positive contribution to the Fund’s performance during the period.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Small-Cap Fund Sector Weightings as of September 30, 2011 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2011	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of September 30, 2011, the NAV of the Parnassus Workplace Fund was $18.04, resulting in a loss of 16.09% for the third quarter. This compares to a loss of 13.87% for the S&P 500 Index (“S&P 500”) and a loss of 15.06% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). For the year-to-date, the Workplace Fund lost 13.31%, compared to a loss of 8.69% for the S&P 500 and a loss of 10.63% for the Lipper average.

Below is a table comparing the Workplace Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods, as well as the period since inception. You can see from the table that the Fund lags its benchmarks for the one-year period, but is substantially ahead of its benchmarks for the three- and five-year periods and for the period since inception.

Company Analysis

The stock that hurt the Workplace Fund the most was Hewlett-Packard, which cut 44¢ off the NAV as it sank 38.3% from $36.40 to $22.45. See the comments in the Parnassus Fund section to get my views on the company.

Brocade Communications swooned 33.1% during the quarter from $6.46 to $4.32 for a loss of 32¢ for each fund share. See the comments in the Small-Cap Fund section for my take on the company.

SEI Investments manages assets and provides technology to investment managers such as Parnassus Investments. The stock plunged 31.7% during the quarter from $22.51 to $15.38, while chopping 30¢ off each fund share. Most of the company’s

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
for periods ended 9/30/2011

Parnassus Workplace Fund	-4.29	6.25	4.24	5.36	1.25	1.20

S&P 500 Index	1.13	1.23	-1.18	1.75	NA	NA

Lipper Large-Cap Core Average	-1.51	0.11	-1.77	1.25	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

revenue comes from fees earned for managing and administering assets, so the falling equity markets reduced earnings and the stock suffered. The company is also incurring heavy expenses to build its new service called the Global Wealth Platform.

Corning dropped 31.9% during the quarter from $18.15 to $12.36, reducing the NAV by 28¢. The company makes most of its profits by selling special glass for computer screens or high-definition television sets. Manufacturers have reduced their orders for special glass, because they expect weaker demand for monitors and television sets.

PARNASSUS FUNDS	Quarterly Report • Q3 2011

First Horizon cost the Fund 24¢, because its stock dropped 37.5% from $9.54 to $5.96. See the comments in the Small-Cap Fund section for my take on the company.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund Sector Weightings as of September 30, 2011 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2011	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of September 30, 2011, the NAV of the Parnassus Fixed-Income Fund was $17.67, resulting in a gain of 3.84% for the third quarter (including dividends). This compares to a gain of 4.74% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays index”) and a gain of 2.38% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”). Since the beginning of the year, the total return for the Fund was 6.20%, compared to a gain of 7.47% for the Barclays index and a gain of 5.33% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for September 2011 was 0.82%.

Third Quarter Review

It was a challenging third quarter for global markets, as Europe’s sovereign debt crisis escalated, and U.S. economic data continued to point to a weak recovery. Global financial markets have not only been pummeled by the rising possibility of a Greek default, but also by a lower global economic growth outlook. Late in the quarter, the International Monetary Fund

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 9/30/2011

Parnassus Fixed-Income Fund	4.02	8.13	6.12	5.71	0.83	0.75

Barclays Capital U.S. Government/Credit Bond Index	5.14	8.41	6.51	5.73	NA	NA

Lipper A-Rated Bond Fund Average	4.10	8.60	5.51	5.28	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.75% of net assets for the Parnassus Fixed-Income Fund. This limitation continues until May 1, 2012, and may be continued indefinitely by the investment adviser on a year-to-year basis.

downgraded its global growth forecasts for both 2011 and 2012. In the meantime, the Federal Reserve Open Market Committee commented on “significant downside risks to the economic outlook, including strains in global financial markets.”

In an attempt to revive the U.S. economy with credit growth, Ben Bernanke, the Federal Reserve Chairman, announced a plan to lower long-term interest rates. Unlike previous monetary interventions, this new program will not pump additional money into the economy. Instead, the Federal Reserve Open Market Committee will merely alter the composition of its securities portfolio, by selling $400 billion of Treasury securities with maturities below three years and reinvesting the proceeds in maturities of six to 30 years.

As a result of this announcement and a general flight to safety, Treasury yields fell to extremely low levels. The long-end of the yield curve, 10-year to 30-year maturities, decreased the most. The 10-year bond yield dropped 124 basis points (one basis point equals 0.01%) to 1.92% during the third quarter. The yield on the 30-year bond fell 146 basis points to 2.91%. This fall in interest rates was quite significant, and Treasury bonds had the highest quarterly returns in almost three years.

The Fund’s performance benefited from this falling yield environment, with a gain of 3.84% for the quarter. Our Treasury bonds were the biggest winner, adding 50¢ to the NAV. Corporate bonds increased the NAV by 18¢, while our convertible bonds were flat.

PARNASSUS FUNDS	Quarterly Report • Q3 2011

Despite the huge gain from the Treasury market, the Fund couldn’t keep up with the Barclays index. For the third quarter, the Fund trailed the Barclays index by 90 basis points. This underperformance was mainly due to the fact that we had less exposure than the benchmark to the U.S. government bond market. As of the end of the quarter, U.S. government bonds represented 62% of the Barclays index, compared to 51% for the Fund.

The Fund was ahead of the Lipper average by 146 basis points, primarily due to our higher weighting in the U.S. Treasury market. Most of our peers also owned mortgage-back securities (MBS) and commercial mortgage-back securities (CMBS), while we don’t currently have any exposure to these securities. During the third quarter, these securities didn’t perform as well as U.S. Treasury bonds, as MBS returned only 2.36% and CMBS had a loss of 0.86%. This compares to a gain of 5.85% for U.S. government bonds.

Outlook and Strategy

In my view, the problems that led to a global panic in 2008 have been left unresolved and we are seeing them now reemerge amid slowing economic growth. The issue was, and still is, rooted in unsustainable increases in debt levels to fuel consumption growth. When I look at policymakers’ responses, it seems to me that they haven’t grasped our predicament. We are facing a global debt crisis with excessive leverage and slow growth, which is unlikely be solved by piling on more debt.

I think that the recent monetary stimulus will have limited lasting results in reviving the U.S. economy. Credit growth in the U.S. is lackluster, not because of high interest rates, but due to lack of confidence in the prospects for the U.S. economy. I think that households and businesses are currently more preoccupied with lowering their debt burdens to improve their financial stability than adding more leverage.

Financial markets are likely to continue to be tremendously volatile, as the global economy is balancing on a knife’s edge between a slowdown and another outright recession. It’s still unclear which way the outlook may break, but both prospects are definitely negative for investors’ sentiment. Adding to the uncertainty is the fact that most governments continue to implement austerity and deficit reduction measures despite slowing growth.

Notwithstanding potential negative shocks coming from Europe or the developing markets, my view over the next quarters remains unchanged from last quarter. I think that the U.S. economy should continue to grow, albeit at a very tepid pace.

Because I see more downside risks than upside potential, the portfolio remains in a defensive position for now. As of the end of the third quarter, U.S. Treasury bonds continue to be our largest holding, representing 51% of the Fund’s total net assets. The rest of the portfolio consists of corporate bonds (33%), Treasury Inflation-Protected Securities (3%), convertible bonds (3%), and cash and short-term securities (10%).

Cash and short-term investments have increased during the third quarter, because I think that the current yields offered by bonds are too low. For now, I prefer to wait for better investment opportunities rather than chase higher yields in riskier investments.

As always, I remain vigilant to changes in the economic and financial outlook and will position the portfolio accordingly.

Thank you for your trust and investments in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

Parnassus Fixed-Income Fund Sector Weightings as of September 30, 2011 (percentage of net assets)

Fund

U.S. Government Treasury Bonds	53.9%

Corporate Bonds	32.7%

Convertible Bonds	3.0%

Short-term Investments, Other Assets & Liabilities	10.4%

100.0%

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2011	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

If you see the name Ferragamo, you might think: Italian shoes that cost $500. But think again. I am looking at a recent full-page magazine ad that shows a Ferragamo loafer and proclaims: “Ferragamo World Supports Socially Responsible Initiatives.” Most of the rest of the page is blank. At the bottom of the page, in 6-point type, is the legend: “AcumenFund.org. Changing the way the world tackles poverty.” Do a Google search for “Acumen Fund” and you will discover that this is a non-profit organization founded in 2001 with a mission to find innovative ways to help poor people around the world. Initial funders included the Rockefeller Foundation and the Cisco Systems Foundation. Acumen’s approach is to invest in social enterprises – for-profit companies whose products and services are serving the poor in three areas: health, water, housing. And now you realize that Ferragamo is fulfilling its social responsibility by funding Acumen’s work. Good job!

Ferragamo is just one of a dozen corporations which have been mounting advertising campaigns to display their good intentions. Others include Goldman Sachs, Hitachi, Siemens, ExxonMobil and Chevron. Chevron’s campaign, which has been running for several years, is very clever. It takes the criticism leveled at oil companies and replies, “We agree.” Also notable is the $13 million campaign just launched by the Japanese retailer, Uniglo. It features testimonials from celebrities and unknowns who agreed to participate because Uniglo will donate money to their favorite charities. For example, David Chang, owner of the Momofuko restaurants in New York, said he agreed to pose because Uniglo will send donations to a garden at P.S. 216 in Gravesend, Brooklyn, the first New York affiliate of the Edible Schoolyard program. Stuart Elliott, who writes the advertising news column for the New York Times, said the campaign is designed to position Uniglo as a “social brand” rather than a “fashion brand.”

Just out is the 2011 list of the 100 Best Companies for Working Mothers. Compiled annually by Working Mother magazine, the list salutes companies that help employees balance their work and family lives. On the roster this year are 11 Parnassus portfolio companies: Abbott Laboratories, Accenture, Capital One, Cisco Systems, Hewlett-Packard, IBM, Intel, JPMorgan Chase, MasterCard, First Horizon National and Procter & Gamble. What do these companies have that is missing in other firms? Here are some comparisons:

•	Flextime schedules: Every company on the list offers this option, compared to 53% nationally.
•	Paid maternity leave: 100%, compared to 16% nationally.
•	On-site lactation rooms: Offered by every company on the list, compared to 28% nationally.
•	Paid adoption leave: 79%, compared to 16% nationally.
•	Paid sick leave: 66%, compared to 37% nationally.

See the October issue of Working Mother for rundowns on all 100 companies.

Procter & Gamble, whose brands include Tide, Pampers, Charmin, Head & Shoulders and Gillette is a longtime holding of the Parnassus Equity Income Fund, and one reason it makes the Working Mother list is by providing women with a path to the top. 42% of executives and managers at P&G are female. Also impressive is female representation on the board of directors. Of P&G’s 11 directors, five are women: Angela F. Braly, CEO of Wellpoint; Susan Desmond-Hellman, Chancellor of the University of California at San Francisco and former top executive at Genentech; Meg Whitman, former CEO of eBay who began her career at P&G, recently ran for Governor of California and has just been named CEO of Hewlett-Packard; Mary Agnes Wilderotter, CEO of Frontier Communications; and Patricia A. Woertz, CEO of Archer Daniels Midland.

Finally, there is 101-year-old IBM, a holding of the Parnassus Workplace Fund. The company has forged an interesting partnership with the Board of Education of New York City. They have created a new science-based high school, Pathways in Technology or “P-Tech,” that opened its doors in September to 130 students, 80% of them from low-income families. Located in Brooklyn, P-Tech will go from grades nine to 14, with graduates receiving an associate’s degree. IBM helped to fund the school with $250,000. It also helped to design the curriculum, and it will match the students with mentors from the IBM workforce. All students will have a guaranteed job waiting for them at IBM. “It’s a ticket to the middle class,” said Mayor Michael Bloomberg.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating workplaces for potential investments by the Parnassus Workplace Fund. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Funds, and there is no affiliation between Parnassus and either publication.

PARNASSUS FUNDS	Quarterly Report • Q3 2011

PARNASSUS FUND

Portfolio of Investments as of September 30, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,560,000	Cisco Systems Inc.	24,164,400	15.49	6.8%
1,350,000	Finisar Corp.	23,679,000	17.54	6.7%
1,000,000	Intel Corp.	21,330,000	21.33	6.0%
825,000	Wells Fargo & Co.	19,899,000	24.12	5.6%
350,000	QUALCOMM Inc.	17,020,500	48.63	4.8%
32,000	Google Inc.	16,460,160	514.38	4.6%
1,300,000	Ciena Corp.	14,560,000	11.20	4.1%
450,000	JPMorgan Chase & Co.	13,554,000	30.12	3.8%
600,000	Hewlett-Packard Company	13,470,000	22.45	3.8%
500,000	Adobe Systems Inc.	12,085,000	24.17	3.4%
1,300,000	DR Horton Inc.	11,752,000	9.04	3.3%
600,000	Lowe’s Cos., Inc.	11,604,000	19.34	3.3%
1,075,000	Applied Materials Inc.	11,126,250	10.35	3.1%
750,000	Toll Brothers Inc.	10,822,500	14.43	3.1%
850,000	Corning Inc.	10,506,000	12.36	3.0%
2,625,000	PulteGroup Inc.	10,368,750	3.95	2.9%
2,400,000	Brocade Communications Systems Inc.	10,368,000	4.32	2.9%
210,000	Target Corp.	10,298,400	49.04	2.9%
690,000	W&T Offshore Inc.	9,494,400	13.76	2.7%
400,000	Insperity Inc.	8,900,000	22.25	2.5%
300,000	eBay Inc.	8,847,000	29.49	2.5%
230,000	Verisk Analytics Inc.	7,997,100	34.77	2.3%
1,100,000	KB Home	6,446,000	5.86	1.8%
20,000	MasterCard Inc.	6,343,200	317.16	1.8%
1,375,000	Tellabs Inc.	5,898,750	4.29	1.7%
1,090,000	MIPS Technologies Inc.	5,275,600	4.84	1.5%
300,000	SEI Investments Co.	4,614,000	15.38	1.3%
200,000	Tower Group Inc.	4,572,000	22.86	1.3%
50,000	Nike Inc.	4,275,500	85.51	1.2%
120,000	The Walt Disney Co.	3,619,200	30.16	1.0%
100,000	Autodesk Inc.	2,778,000	27.78	0.8%
50,000	Teleflex Inc.	2,688,500	53.77	0.8%
300,000	Quicksilver Resources Inc.	2,274,000	7.58	0.6%
50,000	Gilead Sciences Inc.	1,940,000	38.80	0.5%
50,000	Scripps Networks Interactive Inc.	1,858,500	37.17	0.5%
40,000	CVS Caremark Corp.	1,343,200	33.58	0.4%
60,000	Staples Inc.	798,000	13.30	0.2%
50,000	First Horizon National Corp.	298,000	5.96	0.1%

	Total investment in equities	353,328,910		99.6%

	Total short-term securities	1,367,981		0.4%

	Other assets and liabilities	(138,941)		0.0%

	Total net assets	354,557,950		100.0%

	Net asset value as of September 30, 2011	$32.78

Quarterly Report • Q3 2011	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of September 30, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

7,173,772	Waste Management Inc.	233,578,016	32.56	6.7%
2,825,000	Procter & Gamble Co.	178,483,500	63.18	5.1%
315,000	Google Inc.	162,029,700	514.38	4.6%
2,575,000	Teleflex Inc.	138,457,750	53.77	4.0%
6,878,143	Questar Corp.	121,811,913	17.71	3.5%
2,380,000	Target Corp.	116,715,200	49.04	3.3%
4,300,000	Sysco Corp.	111,370,000	25.90	3.2%
340,077	MasterCard Inc.	107,858,821	317.16	3.1%
2,190,000	McCormick & Co.	101,090,400	46.16	2.9%
3,785,000	Paychex Inc.	99,810,450	26.37	2.8%
2,149,990	Royal Bank of Canada	98,297,543	45.72	2.8%
2,800,000	CVS Caremark Corp.	94,024,000	33.58	2.7%
4,050,000	Hewlett-Packard Company	90,922,500	22.45	2.6%
2,000,000	Energen Corp.	81,780,000	40.89	2.3%
1,575,000	Abbott Laboratories	80,545,500	51.14	2.3%
1,250,000	United Parcel Service Inc.	78,937,500	63.15	2.3%
4,000,000	MDU Resources Group Inc.	76,760,000	19.19	2.2%
2,400,000	Iron Mountain Inc.	75,888,000	31.62	2.2%
1,850,000	Gilead Sciences Inc.	71,780,000	38.80	2.0%
1,250,000	Gen-Probe Inc.	71,562,500	57.25	2.0%
2,500,000	VeriSign Inc.	71,525,000	28.61	2.0%
4,600,000	SEI Investments Co.	70,748,000	15.38	2.0%
1,250,000	Novartis AG (ADR)	69,712,500	55.77	2.0%
1,400,000	QUALCOMM Inc.	68,082,000	48.63	1.9%
1,070,000	Accenture PLC	56,367,600	52.68	1.6%
600,000	Praxair Inc.	56,088,000	93.48	1.6%
2,200,000	Spectra Energy Corp.	53,966,000	24.53	1.5%
1,200,000	Northwest Natural Gas Co.	52,920,000	44.10	1.5%
1,175,000	AGL Resources Inc.	47,869,500	40.74	1.4%
1,285,000	Valeant Pharmaceuticals International Inc.	47,699,200	37.12	1.4%
1,000,000	Cooper Industries PLC	46,120,000	46.12	1.3%
1,080,000	WD-40 Co.	43,027,200	39.84	1.2%
2,500,000	Cisco Systems Inc.	38,725,000	15.49	1.1%
1,104,900	Verisk Analytics Inc.	38,417,373	34.77	1.1%
1,250,000	JPMorgan Chase & Co.	37,650,000	30.12	1.1%
1,000,000	Aflac Inc.	34,950,000	34.95	1.0%
400,000	Nike Inc.	34,204,000	85.51	1.0%
1,000,000	Pentair Inc.	32,010,000	32.01	0.9%
1,047,714	Patterson Companies Inc.	29,996,052	28.63	0.9%
2,000,000	W&T Offshore Inc.	27,520,000	13.76	0.8%

PARNASSUS FUNDS	Quarterly Report • Q3 2011

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of September 30, 2011 (unaudited) (continued)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,000,000	Plains Exploration & Production Co.	22,710,000	22.71	0.6%

	Total investment in equities	3,172,010,718		90.5%

	Total short-term securities	393,372,603		11.2%

	Other assets and liabilities	(61,566,178)		(1.7%)

	Total net assets	3,503,817,143		100.0%

	Net asset value as of September 30, 2011
	Investor shares	$24.23
	Institutional shares	$24.29

Quarterly Report • Q3 2011	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of September 30, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

92,000	Waste Management Inc.	2,995,520	32.56	6.0%
40,000	Teleflex Inc.	2,150,800	53.77	4.3%
60,000	Verisk Analytics Inc.	2,086,200	34.77	4.2%
75,000	Paychex Inc.	1,977,750	26.37	4.0%
72,000	Sysco Corp.	1,864,800	25.90	3.7%
100,000	Questar Corp.	1,771,000	17.71	3.6%
77,500	Insperity Inc.	1,724,375	22.25	3.5%
60,000	Patterson Companies Inc.	1,717,800	28.63	3.4%
55,000	Equifax Inc.	1,690,700	30.74	3.4%
33,000	Ecolab Inc.	1,613,370	48.89	3.2%
100,000	SEI Investments Co.	1,538,000	15.38	3.1%
29,000	Fiserv Inc.	1,472,330	50.77	3.0%
60,000	Adobe Systems Inc.	1,450,200	24.17	2.9%
225,000	First Horizon National Corp.	1,341,000	5.96	2.7%
55,000	Synopsys Inc.	1,339,800	24.36	2.7%
25,000	Check Point Software Technologies Ltd.	1,319,000	52.76	2.6%
45,000	VeriSign Inc.	1,287,450	28.61	2.6%
33,500	Scripps Networks Interactive Inc.	1,245,195	37.17	2.5%
33,500	Valeant Pharmaceuticals International Inc.	1,243,520	37.12	2.5%
30,000	Energen Corp.	1,226,700	40.89	2.5%
25,000	McCormick & Co.	1,154,000	46.16	2.3%
35,000	Iron Mountain Inc.	1,106,700	31.62	2.2%
36,000	Noble Corp.	1,056,600	29.35	2.1%
25,000	Motorola Solutions Inc.	1,047,500	41.90	2.1%
90,000	Charles Schwab Corp.	1,014,300	11.27	2.0%
42,500	Plains Exploration & Production Co.	965,175	22.71	1.9%
50,000	MDU Resources Group Inc.	959,500	19.19	1.9%
15,500	Gen-Probe Inc.	887,375	57.25	1.8%
12,500	Compass Minerals International Inc.	834,750	66.78	1.7%
24,000	Pentair Inc.	768,240	32.01	1.5%
16,500	Cooper Industries PLC	760,980	46.12	1.5%
45,000	Symantec Corp.	733,500	16.30	1.5%
13,000	Teradata Corp.	695,890	53.53	1.4%
15,000	Nordstrom Inc.	685,200	45.68	1.4%
22,000	DENTSPLY International Inc.	675,180	30.69	1.4%
24,000	Ultra Petroleum Corp.	665,280	27.72	1.3%
8,500	Pioneer Natural Resources Co.	559,045	65.77	1.1%
6,000	Coach Inc.	310,980	51.83	0.6%
6,500	Capital One Financial Corp.	257,595	39.63	0.5%

	Total investment in equities	48,193,300		96.6%

	Total short-term securities	1,948,032		3.9%

	Other assets and liabilities	(261,584)		(0.5%)

	Total net assets	49,879,748		100.0%

	Net asset value as of September 30, 2011	$16.72

PARNASSUS FUNDS	Quarterly Report • Q3 2011

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of September 30, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

2,600,000	Finisar Corp.	45,604,000	17.54	7.4%
5,000,000	Brocade Communications Systems Inc.	21,600,000	4.32	3.5%
1,330,000	VCA Antech Inc.	21,253,400	15.98	3.4%
395,000	Teleflex Inc.	21,239,150	53.77	3.4%
1,325,000	Calgon Carbon Corp.	19,305,250	14.57	3.1%
865,560	Insperity Inc.	19,258,710	22.25	3.1%
2,000,000	Ceragon Networks Ltd.	19,100,000	9.55	3.1%
1,060,000	Questar Corp.	18,772,600	17.71	3.0%
3,100,000	First Horizon National Corp.	18,476,000	5.96	3.0%
725,000	Hanesbrands Inc.	18,132,250	25.01	2.9%
760,278	Tower Group Inc.	17,379,955	22.86	2.8%
1,550,000	Ciena Corp.	17,360,000	11.20	2.8%
3,970,000	Tellabs Inc.	17,031,300	4.29	2.8%
3,850,000	Harmonic Inc.	16,401,000	4.26	2.6%
2,050,000	Artio Global Investors Inc.	16,318,000	7.96	2.6%
475,000	Arbitron Inc.	15,713,000	33.08	2.5%
1,200,000	First American Financial Corp.	15,360,000	12.80	2.5%
875,000	Websense Inc.	15,137,500	17.30	2.4%
350,000	AGL Resources Inc.	14,259,000	40.74	2.3%
1,275,000	Pinnacle Financial Partners Inc.	13,948,500	10.94	2.3%
1,830,000	Quicksilver Resources Inc.	13,871,400	7.58	2.2%
415,000	EZchip Semiconductor Ltd.	13,786,300	33.22	2.2%
950,000	W&T Offshore Inc.	13,072,000	13.76	2.1%
2,100,000	PMC-Sierra Inc.	12,558,000	5.98	2.1%
3,070,000	PulteGroup Inc.	12,126,500	3.95	2.0%
1,200,000	Mentor Graphics Corp.	11,544,000	9.62	1.9%
400,000	Cyberonics Inc.	11,320,000	28.30	1.9%
705,000	Quest Software Inc.	11,195,400	15.88	1.8%
500,000	Energy XXI (Bermuda) Ltd.	10,725,000	21.45	1.7%
1,350,000	ClickSoftware Technologies Ltd.	10,516,500	7.79	1.7%
476,487	Genomic Health Inc.	10,473,184	21.98	1.7%
344,712	Salix Pharmaceuticals Ltd.	10,203,475	29.60	1.6%
587,691	LHC Group Inc.	10,026,008	17.06	1.6%
1,650,000	KB Home	9,669,000	5.86	1.6%
104,000	Bio-Rad Laboratories Inc.	9,440,080	90.77	1.5%
650,000	Toll Brothers Inc.	9,379,500	14.43	1.5%
1,792,800	MIPS Technologies Inc.	8,677,152	4.84	1.4%
184,000	WD-40 Co.	7,330,560	39.84	1.2%
470,000	SEI Investments Co.	7,228,600	15.38	1.2%
2,106,600	DragonWave Inc.	6,951,780	3.30	1.1%
470,000	Furiex Pharmaceuticals Inc.	6,688,100	14.23	1.1%
200,000	VeriSign Inc.	5,722,000	28.61	0.9%
250,000	Electronics for Imaging Inc.	3,367,500	13.47	0.5%

Quarterly Report • Q3 2011	PARNASSUS FUNDS

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

300,000	Glacier Bancorp Inc.	2,811,000	9.37	0.5%

	Total investment in equities	610,332,654		98.5%

	Total short-term securities	12,603,113		2.0%

	Other assets and liabilities	(3,089,816)		(0.5%)

	Total net assets	619,845,951		100.0%

	Net asset value as of September 30, 2011	$18.79

PARNASSUS FUNDS	Quarterly Report • Q3 2011

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of September 30, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

775,000	Cisco Systems Inc.	12,004,750	15.49	6.1%
550,000	Intel Corp.	11,731,500	21.33	5.9%
480,000	Wells Fargo & Co.	11,577,600	24.12	5.9%
20,000	Google Inc.	10,287,600	514.38	5.2%
200,000	Target Corp.	9,808,000	49.04	5.0%
100,000	Nike Inc.	8,551,000	85.51	4.3%
175,000	QUALCOMM Inc.	8,510,250	48.63	4.3%
350,000	Hewlett-Packard Company	7,857,500	22.45	4.0%
600,000	Corning Inc.	7,416,000	12.36	3.7%
475,000	SEI Investments Co.	7,305,500	15.38	3.7%
1,670,000	Brocade Communications Systems Inc.	7,214,400	4.32	3.6%
210,000	Walgreen Co.	6,906,900	32.89	3.5%
265,000	Adobe Systems Inc.	6,405,050	24.17	3.2%
570,000	Applied Materials Inc.	5,899,500	10.35	3.0%
200,000	eBay Inc.	5,898,000	29.49	3.0%
850,000	First Horizon National Corp.	5,066,000	5.96	2.6%
300,000	Symantec Corp.	4,890,000	16.30	2.5%
50,000	Bio-Rad Laboratories Inc.	4,538,500	90.77	2.3%
170,000	Simpson Manufacturing Co., Inc.	4,238,100	24.93	2.1%
210,000	MDU Resources Group Inc.	4,029,900	19.19	2.0%
22,500	International Business Machines Corp.	3,938,175	175.03	2.0%
190,000	Lowe’s Cos., Inc.	3,674,600	19.34	1.9%
10,000	MasterCard Inc.	3,171,600	317.16	1.6%
120,000	Paychex Inc.	3,164,400	26.37	1.6%
55,000	Devon Energy Corp.	3,049,200	55.44	1.5%
75,000	Scripps Networks Interactive Inc.	2,787,750	37.17	1.4%
121,100	Insperity Inc.	2,694,475	22.25	1.4%
550,000	MIPS Technologies Inc.	2,662,000	4.84	1.3%
50,000	Accenture PLC	2,634,000	52.68	1.3%
225,000	Seagate Technology	2,313,000	10.28	1.1%
70,000	Autodesk Inc.	1,944,600	27.78	1.0%
30,000	Deere & Co.	1,937,100	64.57	1.0%
20,000	Costco Wholesale Corp.	1,642,400	82.12	0.8%
50,000	The Walt Disney Co.	1,508,000	30.16	0.8%
5,000	Broadridge Financial Solutions Inc.	100,700	20.14	0.1%

	Total investment in equities	187,358,050		94.7%

	Total short-term securities	11,157,897		5.6%

	Other assets and liabilities	(741,022)		(0.3%)

	Total net assets	197,774,925		100.0%

	Net asset value as of September 30, 2011	$18.04

Quarterly Report • Q3 2011	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of September 30, 2011 (unaudited)

Principal Amount ($)	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	NASDAQ OMX Group Inc. 2.50%, due 08/15/2013	2,045,000	102.25	1.0%
2,000,000	NII Holdings Inc. 3.13%, due 06/15/2012	2,015,000	100.75	1.0%
1,000,000	Intel Corp. 2.95%, due 12/15/2035	1,013,750	101.38	0.5%
1,000,000	Hologic Inc. 2.00%, due 12/15/2037	936,250	93.63	0.5%

	Total investment in convertible bonds	6,010,000		3.0%

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015	3,832,745	109.51	1.9%
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015	3,442,749	114.76	1.7%
3,000,000	Genentech Inc. 4.75%, due 07/15/2015	3,366,243	112.21	1.7%
3,000,000	Praxair Inc. 4.50%, due 08/15/2019	3,306,768	110.23	1.7%
2,800,000	Cisco Systems Inc. 5.50%, due 02/22/2016	3,228,324	115.30	1.6%
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015	3,215,040	107.17	1.6%
3,000,000	Pentair Inc. 5.00%, due 05/15/2021	3,132,990	104.43	1.6%
3,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	3,125,973	104.20	1.6%
3,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021	3,122,451	104.08	1.6%
2,500,000	Praxair Inc. 4.38%, due 03/31/2014	2,700,280	108.01	1.4%
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017	2,471,276	123.56	1.2%
2,000,000	Burlington Northern Santa Fe Corp. 5.65%, due 05/01/2017	2,312,468	115.62	1.2%
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	2,252,096	112.60	1.1%
2,000,000	Intuit Inc. 5.75%, due 03/15/2017	2,247,830	112.39	1.1%
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014	2,234,766	111.74	1.1%
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019	2,228,202	111.41	1.1%

PARNASSUS FUNDS	Quarterly Report • Q3 2011

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of September 30, 2011 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	2,222,226	111.11	1.1%
2,000,000	Charles Schwab Corp. 4.95%, due 06/01/2014	2,185,620	109.28	1.1%
2,000,000	Gilead Sciences Inc. 4.50%, due 04/01/2021	2,155,602	107.78	1.1%
2,000,000	JPMorgan Chase & Co. 5.15%, due 10/01/2015	2,110,572	105.53	1.1%
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015	2,099,824	104.99	1.1%
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	2,035,884	101.79	1.0%
2,000,000	Wells Fargo & Co. 3.00%, due 12/09/2011	2,010,142	100.51	1.0%
1,691,726	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1,793,230	106.00	0.9%
1,493,000	Target Corp. 5.13%, due 01/15/2013	1,578,180	105.71	0.8%
500,000	Procter & Gamble Co. 3.50%, due 02/15/2015	537,288	107.46	0.3%

	Total investment in corporate bonds	64,948,769		32.7%

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

5,000,000	U.S. Treasury 4.38%, due 05/15/2040	6,435,950	128.72	3.2%
6,000,000	U.S. Treasury 2.63%, due 06/30/2014	6,362,346	106.04	3.2%
6,000,000	U.S. Treasury 2.38%, due 09/30/2014	6,345,468	105.76	3.2%
6,000,000	U.S. Treasury 1.88%, due 06/30/2015	6,277,500	104.63	3.2%
6,000,000	U.S. Treasury 2.13%, due 08/15/2021	6,105,960	101.77	3.1%
5,000,000	U.S. Treasury 3.50%, due 02/15/2039	5,559,375	111.19	2.8%
5,000,000	U.S. Treasury 2.75%, due 02/15/2019	5,435,940	108.72	2.7%
5,000,000	U.S. Treasury 2.00%, due 11/30/2013	5,180,080	103.60	2.6%
4,500,000	U.S. Treasury 3.13%, due 09/30/2013	4,753,827	105.64	2.4%
4,000,000	U.S. Treasury 3.75%, due 08/15/2041	4,656,880	116.42	2.3%
4,000,000	U.S. Treasury 3.75%, due 11/15/2018	4,627,188	115.68	2.3%
4,500,000	U.S. Treasury 1.13%, due 06/15/2013	4,564,845	101.44	2.3%
4,000,000	U.S. Treasury 3.38%, due 11/15/2019	4,536,248	113.41	2.3%
4,000,000	U.S. Treasury 2.75%, due 05/31/2017	4,357,188	108.93	2.2%
4,000,000	U.S. Treasury 1.75%, due 04/15/2013	4,091,080	102.28	2.1%
3,500,000	U.S. Treasury 2.50%, due 06/30/2017	3,762,500	107.50	1.9%
3,000,000	U.S. Treasury 3.63%, due 02/15/2020	3,463,125	115.44	1.7%
3,000,000	U.S. Treasury 3.50%, due 05/15/2020	3,435,690	114.52	1.7%
3,000,000	U.S. Treasury 2.50%, due 04/30/2015	3,204,141	106.80	1.6%
3,000,000	U.S. Treasury 2.13%, due 05/31/2015	3,165,690	105.52	1.6%

Quarterly Report • Q3 2011	PARNASSUS FUNDS

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,460,080	U.S. Treasury (TIPS) 1.88%, due 07/15/2013	2,575,012	104.67	1.4%
2,156,740	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	2,498,450	115.84	1.3%
2,000,000	U.S. Treasury 3.63%, due 08/15/2019	2,303,124	115.16	1.2%
1,078,370	U.S. Treasury (TIPS) 1.63%, due 01/15/2018	1,206,511	111.88	0.6%
1,000,000	U.S. Treasury 1.50%, due 07/31/2016	1,026,880	102.69	0.5%
1,000,000	U.S. Treasury 1.50%, due 07/15/2012	1,010,352	101.04	0.5%

	Total investment in U.S. government treasury bonds	106,941,350		53.9%

	Total long-term investments	177,900,119		89.6%

	Total short-term securities	19,484,112		9.8%

	Other assets and liabilities	1,046,342		0.6%

	Total net assets	198,430,573		100.0%

	Net asset value as of September 30, 2011	$17.67

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